Trecora Resources Provides Update on First Quarter 2021 Financial Impact from Gulf Coast Winter Freeze Event SUGAR LAND, Texas, April 16, 2021 – Trecora Resources ("Trecora" or the "Company") (NYSE: TREC), a leading provider of specialty hydrocarbons and specialty waxes, today provided an update on the financial impact for first quarter 2021, reflecting the effects from the unprecedented winter freeze in Texas and the Gulf Coast region. During February 2021, a prolonged duration of sub-freezing temperatures and snow resulted in widespread utilities failures and rolling blackouts across the state and region. This caused significant disruptions for Trecora’s suppliers, customers and its own facilities. In advance of the anticipated weather, the Company’s manufacturing facilities were brought down proactively in order to prepare them for the cold. As a result of the winter freeze, the South Hampton facility (“SHR”) was out of operation for one week, while Trecora Chemical (“TC”) operations were down roughly two weeks. The Company’s SHR facility resumed operations on February 23rd, and the TC facility began resuming operations on March 4th. The winter freeze ultimately resulted in higher utility, repair and maintenance costs, as well as loss of sales at both facilities. In light of these factors, the Company expects a preliminary negative impact to its first quarter net income from continuing operations, tax-effected at 21%, of between approximately $3.5 million to $4.5 million. While the Company currently expects the effects of the freeze to be a one-time event, it should be noted that certain customers continue to experience curtailment. The Company has not completed its financial closing procedures for the first quarter of 2021, and actual results could vary from these preliminary estimates. Forward-Looking Statements Some of the statements and information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding the Company’s financial position, business strategy and plans and objectives of the Company’s management for future operations and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as “outlook,” “may,” “will,” “can,” “shall,” “should,” “could,” “expects,” “plans,” “anticipates,” “contemplates,” “proposes,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” “intend,”

2 or the negative of such terms and other comparable terminology, or by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause the actual results, performance or the Company’s achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and factors include, but are not limited to the impacts of the COVID-19 pandemic on the Company’s business, financial results and financial condition and that of the Company’s customers, suppliers, and other counterparties; general economic and financial conditions domestically and internationally; insufficient cash flows from operating activities; the Company’s ability to attract and retain key employees; feedstock, product and mineral prices; feedstock availability and the Company’s ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including the COVID-19 pandemic) and terrorist attacks; the Company’s ability to consummate extraordinary transactions, including acquisitions and dispositions, and realize the financial and strategic goals of such transactions; technological developments and the Company’s ability to maintain, expand and upgrade the Company’s facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations (including having to return the amounts borrowed under the Paycheck Protection Program or failing to qualify for forgiveness of such loans, in whole or in part); difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in the Company’s latest Annual Report on Form 10-K, including but not limited to, “Part I, Item 1A. Risk Factors" and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations" therein, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic and other natural disasters such as severe weather events. There may be other factors of which the Company is currently unaware or deem immaterial that may cause its actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this press release and the information included in the Company’s prior releases, reports and other filings with the SEC, the information contained in this press release updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

3 About Trecora Resources (TREC) TREC owns and operates a specialty petrochemicals facility specializing in high purity hydrocarbons and other petrochemical manufacturing and a specialty wax facility, both located in Texas, and provides custom processing services at both facilities. Investor Relations Contact: Jason Finkelstein The Piacente Group, Inc. 212-481-2050 trecora@tpg-ir.com